PURCHASE AGREEMENT

                  THIS PURCHASE AGREEMENT (this "Agreement") is made as of the ___ day of June, 1998 by and between Derma Sciences, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania (the "Company"), with its principal offices at 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

                  IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

                  SECTION 1. Designation and Authorization of Sale of the Debentures and Units. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to $4,000,000 aggregate principal amount of the Company's Convertible Debentures due October 15, 1998 (the "Debentures"). The Debentures will bear interest on, and subject to, the terms described therein beginning on the 120th day from the date hereof if the Company has not obtained authorization for the issuance of the Preferred Shares. The Debentures shall convert automatically and without action by the holder thereof on the Authorization Date (as defined herein) into such number of Units (as defined herein) as shall result assuming a purchase price of $1.20 per Unit. Each Unit (the "Unit") shall consist of one share of Series B Convertible Preferred Stock, par value $.01 per share (the "Preferred Shares"), and one exchangeable common stock purchase warrant (the "Warrants"). Each Preferred Share will be convertible into one share (the "Conversion Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), upon the terms set forth in the Certificate of Designations, Rights, Preferences and Privileges of the Series B Convertible Preferred Stock (the "Certificate of Designations"), attached as Exhibit C to the Confidential Private Placement Memorandum (as defined in Section 4.6 hereof.) Each Warrant shall be issued pursuant to a Warrant Agreement (the "Warrant Agent Agreement") substantially in the form included as Exhibit D to the Confidential Private Placement Memorandum. On its face each Warrant will be exchangeable for such number of shares of common stock (the "Warrant Shares") obtained by dividing (x) the value of the Warrant (determined by subtracting the aggregate exercise price of the Warrant from the aggregate fair market value of the number of shares of Common Stock issuable upon exercise of the Warrant), by (y) the fair market value of one share of Common Stock prior to the exchange. Each Warrant will also be exercisable for one share of Common Stock at an initial exercise price of $1.35 per share (the "Warrant Price"). The Conversion Shares and the Warrant Shares are referred herein as the "Underlying Common Shares."

                  SECTION 2. Agreement to Sell and Purchase the Units. (a) At the Closing (as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, Debentures in the aggregate principal amount shown below:

                                $_______________

                  (b) The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Debentures to them. The Purchaser and the Other

Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Documents" shall mean this Agreement, the Certificate of Designations and the Warrant Agent Agreement, collectively, together with any schedules or exhibits thereto.

                  (c) The Company reserves the right to reject this subscription for Debentures in whole or in part at any time before the Closing Date (as defined below) notwithstanding prior receipt by the Purchaser of notice of acceptance of his subscription, if the Company deems such action to be in its best interests.

                  SECTION 3. Delivery of the Debentures at the Closing. The completion of the purchase and sale of the Debentures (the "Closing") shall occur at a place and time (the "Closing Date") to be determined by the Company, and of which the Purchasers will be notified by facsimile transmission or otherwise. At the Closing, the Company shall deliver to the Purchaser (i) one or more Debenture certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing the principal amount set forth in Section 2 above in such nominee name(s) designated by the Purchaser as set forth in the Debenture/Stock/Warrant Certificate Questionnaire attached hereto as part of Appendix I. The Company's obligation to complete the purchase and sale of the Debentures and deliver such Debenture certificate(s) to the Purchaser at the Closing shall be subject to receipt of Federal Reserve (same-day) funds in the full amount of the purchase price for the Debentures being purchased hereunder. The Purchaser's obligation to accept delivery of such Debenture certificate(s) and to pay for the Debentures shall be subject to the condition that the Company shall have (a) entered into a Registration Rights
Agreement in the form of Appendix III hereto (the "Registration Rights Agreement") and (b) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing. The Purchaser's obligations hereunder are not conditioned on the purchase by any or all of the Other Purchasers of the Debentures that they have agreed to purchase from the Company. The parties agree that there may be more than one Closing; provided, that any subsequent Closing must be held within seven days of the initial Closing Date.

                  SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

                  4.1. Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to conduct its business as currently conducted. Each of the Company and its subsidiaries is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the operations of the Company and its subsidiaries, taken as a whole.

                  4.2. Authorized Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of: (a) 15,000,000 shares of Common Stock of which 4,567,632 shares are outstanding, and (b) 1,750,000 shares of Series A Convertible Preferred Stock of which all 1,750,000 shares are outstanding.

                  4.3. Due Execution, Delivery and Performance of the Agreements. The Company has full power and authority to enter into this Agreement and each Document. This Agreement has been, and each Document and the Debentures will be, duly authorized, executed and delivered by the Company. The Company's execution, delivery and performance of this Agreement, the Debentures and each Document will not violate (i) any law, rule or regulation applicable to the Company or any of its subsidiaries or (ii) the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries or (iii) any provision of any material indenture, mortgage, agreement, contract or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their properties or assets is bound as of the date hereof, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such material indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance upon any properties or assets of the Company or any of its subsidiaries, except, in the case of such clause (iii), where such violation, breach or default would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Upon their execution and delivery (assuming the valid execution thereof by the respective parties thereto other than the Company), this Agreement, the Documents and the Debentures will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  4.4. Issuance, Sale and Delivery of the Debentures. When executed and delivered by the Company, the Debentures, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law). The principal amount outstanding under the Debentures will convert into Units in accordance with their terms and the Preferred Shares and the Warrants comprising such Units will have been authorized and reserved for issuance within 120 days of the date hereof (the "Authorization Date") and when issued and delivered in accordance with the terms of the Debentures will be validly issued, fully paid and nonassessable.

                  4.5. Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which are not described in the Confidential Private Placement Memorandum or documents incorporated by reference therein and which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, or which might materially and adversely affect their property or assets or which might materially and adversely affect the consummation of this Agreement and the other

Documents. All pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their property or assets is the subject which are not described in the Confidential Private Placement Memorandum (as defined below), including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the business of the Company and its subsidiaries, taken as a whole.

                  4.6.     Additional  Information.   The information  contained
in the following documents is true and correct in all material respects as of their respective dates:

                        (a) the Confidential Private Placement Memorandum dated June 10, 1998 and all exhibits thereto (the "Confidential Private Placement Memorandum");

                        (b)     the   Company's   definitive   Proxy   Statement
                                relative to its special meeting of shareholders held January 7, 1998;

                        (c) the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997;

                        (d) the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998;

                        (e) the Company's Current Report on Form 8-K dated February 19, 1998;

                        (f) the Company's Current Report on Form 8-K dated April 16, 1998;

                        (g)     the   Company's   definitive   Proxy   Statement
                                relative to its annual meeting of shareholders held May 12, 1998;

                        (h) the Company's Current Report on Form 8-K dated May 14, 1998; and

                        (i) the Company's Current Report on Form 8-K dated June 10, 1998.

                        (j)     the Company's Registration Statement on Form S-3
                                dated   February  10  and   declared   effective
                                February 19, 1998.

                  4.7. No Material Change; No Material Misstatement or Omission.
(a) Save as disclosed in the Confidential Private Placement Memorandum or in the documents filed by the Company under the Exchange Act, there has been no material adverse change in the consolidated financial condition, business or results of operations of the Company since March 31, 1998. Save as disclosed in the Confidential Private Placement Memorandum or in the documents filed by the Company under the Exchange Act, the Company has not incurred, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent, nor has the Company or any of its subsidiaries purchased any of their outstanding capital stock, nor paid or declared any dividends or other distributions on their capital stock; and there has been no change in the capital stock or, consolidated long-term debt or, any increase in the consolidated short-term borrowings (other than in the ordinary course of business) of the Company or any material adverse change to the business, properties, assets, net worth, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

                  (b) As of the date thereof, the Confidential Private Placement Memorandum, including all addenda and exhibits thereto and all documents incorporated by reference therein, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  4.8. Legal Opinion. Prior to closing, Hedger & Hedger, counsel to the Company, will deliver its legal opinion to the Company in the form of Appendix V hereto and stating that each of the Purchasers may rely thereon as though such opinion were addressed directly to such Purchaser.

                  4.9. Issuance of Units. The Company shall, within three (3) business days of the Authorization Date, issue to Purchaser a certificate or certificates representing the number of securities comprising the Units to which such Purchaser is entitled which certificates shall be legended as provided in the Debentures. The Company shall issue Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrant Agreement which shall be legended as provided therein. After the Registration Statement (as defined) is declared effective by the Commission, if any holder of legended Warrants or Underlying Common Shares shall deliver to the Company (i) the certificate representing such Warrants or Underlying Common Shares and (ii) a letter of representations to the effect of Sections 5(b) and (c) herein, then the Company shall within three business days after receipt by the Company of the foregoing issue new Warrants or Underlying Common Shares in exchange for the aforementioned legended Warrants or Underlying Common Shares which new Warrants or Underlying Common Shares shall be legended as follows:

        THE SHARES/WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES/WARRANTS MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS
        AMENDED, AND THE SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION SET FORTH IN THE PROSPECTUS. THE SHARES/WARRANTS ARE SUBJECT TO CERTAIN REGISTRATION RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION.

                  4.10. Certificate. The Company shall deliver a certificate of the Company executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, to be dated the Closing Date, in form and substance satisfactory to the Purchasers to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the date of this Agreement and as of the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date.

                  4.11. Authorization Date. The Company agrees and covenants with the Purchaser to use its best efforts to obtain the necessary authorization for the issuance of the Preferred Shares as soon as reasonably possible and in no event later than 120 days from the date hereof (the "Authorization Date").

                  SECTION 5. Representations, Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Debentures, including investments in securities issued by the Company, and has  requested,  received,  reviewed and  considered  all  information  it deems relevant in making an informed decision to purchase the Debentures; (ii) the Purchaser is acquiring the principal amount of Debentures set forth in Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of such Debentures, Units, Preferred Shares, Warrants or Underlying Common Shares or any arrangement or understanding with any other persons regarding the distribution or purchase of such Debentures, Units, Preferred Shares, Warrants or Underlying Common Shares (this representation and warranty does not limit the Purchaser's right to sell pursuant to an exemption from registration or pursuant to any registration statement to be filed by the Company pursuant to the Registration Rights Agreement or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under the Registration Rights Agreement); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Debentures, Units, Preferred Shares, Warrants or Underlying Common Shares except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder and the Exchange Act, and the rules and regulations promulgated thereunder, and the terms and conditions of this Agreement; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the
Debenture/Stock/Warrant Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement and the answers thereto are true and correct to the best knowledge of the Purchaser as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the principal amount of Debentures set forth in Section 2 above, relied solely upon the Confidential Private Placement Memorandum and the representations and warranties of the Company contained in writing herein, and has not relied upon any other statements, representations, warranties, covenants or assurances of the Company, (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act ("Regulation D"); and (vii) the Purchaser understands that the Debentures and the Preferred Shares and, except as provided in Section 4.9 hereof, the Warrants and the Underlying Common Shares will contain a legend to the following effect (provided that certificates for the Preferred Shares shall omit the last sentence thereof):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. THESE SECURITIES ARE SUBJECT TO CERTAIN REGISTRATION RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.

                  (b) The Purchaser hereby covenants with the Company that it will not directly or indirectly make any offer, sale, pledge, transfer or other disposition of the Debentures, the Units, the Preferred Shares, the Warrants or the Underlying Common Shares other than in accordance with all applicable federal and state securities laws and the terms and conditions of this Agreement, including, but not limited to, the other representations, warranties and covenants of the Purchaser in this Section 5.

                  (c) The Purchaser hereby covenants with the Company not to make any sale of the Warrants or the Underlying Common Shares without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that the Warrants and the Underlying Common Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Warrants or the Underlying Common Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix IV hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Underlying Common Shares have been sold in accordance with a Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

                  (d) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (e) The Purchaser acknowledges that it has had such access to financial and other information concerning the Company, the Debentures, the Units, the Preferred Shares and the Warrants as it deemed necessary in connection with its decision to purchase the Debentures and the underlying

Preferred Shares and the Warrants, including an opportunity to ask questions and request information from the Company and its management and all such questions have been answered and all information requested has been provided to the satisfaction of the Purchaser and has not relied on any third party to conduct due diligence.

                  (f) If the Purchaser proposes to sell, pledge, assign or otherwise transfer or convey, directly or indirectly, any of the Debentures, the Units, Preferred Shares, the Warrants or the Underlying Common Shares prior to the date that the Registration Statement becomes effective, then the Purchaser shall provide the Company, prior to the sale of any such Debentures, Units, Preferred Shares, the Warrants or the Underlying Common Shares with a legal opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such sale, pledge, assignment, transfer or conveyance is exempt from the registration requirements under the Securities Act and any applicable state securities and blue sky laws.

                  SECTION 6. Additional Interest. The Company and the Purchasers agree that the holders of the Debentures will suffer damages if the Company fails to promptly, but in no event later than the Authorization Date, obtain the necessary authorization for the issuance of the Preferred Stock comprising the Units and the additional shares of Common Stock underlying the Warrants, and that it would not be feasible to ascertain the extent of such damages with precision. The Company agrees that if it has failed within 120 days of the date hereof to obtain the necessary authorization it shall pay additional interest ("Additional Interest") on the Debentures. Additional Interest shall accrue on the principal amount of the Debentures over and above the stated interest at a rate of 6.0% per annum and such Additional Interest rate shall increase at a rate of an additional 1.5% per annum at the beginning of each subsequent 90-day period.

                  SECTION 7. Survival of Representations, Warranties and Agreements. Notwith-standing any representation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser in writing herein and in the closing certificates delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Debentures being purchased and the payment therefor.

                  SECTION 8. Registration of Underlying Common Shares. In recognition of the fact that Purchasers, even though purchasing Preferred Shares and Warrants for investment, may wish to be legally permitted to sell the Underlying Common Shares when they deem appropriate, the Company has agreed to use its best efforts to prepare and file with the Commission a Registration Statement (the "Registration Statement") with respect to the resale of the Underlying Common Shares from time to time through the Nasdaq SmallCap Market, the Boston Stock Exchange, Pacific Exchange or in privately-negotiated transactions all as described more fully in the Registration Rights Agreement.

                  SECTION 9. Broker's Fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Debentures, the Units, the Preferred Shares and the Warrants to the Purchaser.

                  SECTION 10. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be by telecopier, with a copy being mailed by a nationally recognized overnight express courier, and shall be deemed given when receipt is acknowledged by transmit confirmation report and shall be addressed as follows:

                        (a)     if to the Company, to:

                                    Derma Sciences, Inc.
                                    214 Carnegie Center, Suite 100
                                    Princeton, New Jersey  08540
                                    Telephone:  (800) 825-4325
                                    Telecopier:  (609) 452-0880

                                or to such other person at such other place as the Company shall designate to the Purchaser in writing;

                        (b) if to the Purchaser, at its address and telecopier number as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

                  SECTION 11. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

                  SECTION 12.       Headings.   The  headings  of   the  various
sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  SECTION 13. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  SECTION 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to its rules as to conflicts of law) and the federal law of the United States of America.

                  SECTION 15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures are considered to be originals and shall have the same effect.

                  SECTION 16. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be executed by its duly authorized representative as of the day and year first above written.

Print or Type:           Name of Purchaser
                         (Individual or Institution):

                         ______________________________

                         Name of Individual representing
                         Purchaser (if an Institution):


                         ______________________________


                         Title of Individual representing
                         Purchaser (if an Institution):

                         ______________________________

Signature by:
                         Individual Purchaser or Individual
                         representing Purchaser:


                         ______________________________


                         Address:

                         ______________________________

                         ______________________________




                         Telephone:____________________

                         Telecopier:___________________


                         ACCEPTED AND AGREED TO
                         THIS ___ DAY OF JUNE, 1998:

                         DERMA SCIENCES, INC.


                         By:__________________________
                                Edward J. Quilty
                                Chairman

                                                                    Appendix I-A


                              DERMA SCIENCES, INC.
                DEBENTURE/STOCK/WARRANT CERTIFICATE QUESTIONNAIRE


         Pursuant to Section 3 of the Agreement, please provide us with the following information:


1.      The exact name that your Debentures are to be
        registered in (this is the name that will appear on
        your certificate(s)).  You may use a nominee name if
        appropriate:
                                                     ---------------------------



2.      The relationship  between the Purchaser
        and the Registered Holder listed
        in response to item 1:
                                                     ---------------------------


3.      The mailing address of the  Registered
        Holder listed in response to item 1 above:

                                                     ---------------------------

                                                     ---------------------------

4.      The Social Security Number or Tax
        Identification Number of the
        Registered Holder listed in response
        to item 1 above:
                                                      --------------------------

                                                                    Appendix I-B


                              DERMA SCIENCES, INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE


                  In  connection  with  the  preparation  of  the   Registration
Statement, please provide us with the following information:


                  1. Please state the name of the beneficial owner of the Debentures to be purchased pursuant to the Purchase Agreement to which this Appendix I-2 is attached. This is the name that will appear in the "Selling Securityholder" section of the Registration Statement.













                  2. Please provide below the number of: (1) Units purchased by the person or entity named in Item 1 above; (2) Preferred Shares purchased by the person or entity named in Item 1 above; (3) Warrants purchased by the person or entity named in Item 1 above; and (4) shares of Common Stock that the person or entity named in Item 1 above owned at June 10, 1998:


      (1)                    (2)             (3)                   (4)
Number of Units           Number of        Number of       Number of Shares of
  Purchased           Preferred Shares     Warrants       Common Stock Owned at
                         Purchased        Purchased           June 10, 1998

                                                                    Appendix I-B

                  3. Unless you check the following box, all Underlying Common Shares relating to the Preferred Shares and the Warrants listed above will be included in the Registration Statement.


                                      [__]


If you checked the foregoing box, please indicate a lesser number of Preferred Shares or Warrants to be used to determine the number of Underlying Common Shares to be included in the Registration Statement.











                  4. Have you, your organization or the beneficial owner named above had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Prospectus included in the Registration Statement?

                             ____ Yes    ____ No

                  If yes, please indicate the nature of any such relationships below:

                                                                     Appendix II

                                CONVERSION NOTICE

                         URGENT/FOR IMMEDIATE ATTENTION

                                  ADDRESSED TO:

                            DERMA SCIENCES, INC.
                            214 CARNEGIE CENTER, SUITE 100
                            PRINCETON, NEW JERSEY  08540
                            TELEPHONE: (800) 825-4325
                            TELECOPIER: (609) 452-0880

Name of Nominee or Registered Holder:

 ................................................................................
(Print)

Telecopier number to which confirmation of receipt of this Conversion Notice should be sent:

 ................................................................................
(Print)

Number of shares of Preferred Stock being converted hereby: ____________________

If you want the Common Stock certificate, if any, made out in another person's name, fill in the form below:

                    (INSERT OTHER PERSON'S SOCIAL SECURITY OR
                  TAX IDENTIFICATION NUMBER, WHERE APPLICABLE)

                  ============================================

                  ============================================

 ................................................................................

 ................................................................................

 ................................................................................

 ................................................................................
(Print or type assignee's name, title, address and zip code)

Date:...........................................................................

Your
Signature:......................................................................

                                                                    Appendix III

                          REGISTRATION RIGHTS AGREEMENT



                            PLEASE REFER TO EXHIBIT B

                                     OF THE

                    CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

                                                                     Appendix IV

Attention:
                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

         The undersigned, [an officer of, or other person duly authorized by]

________________________________________________________________________________
              [fill in official name of individual or institution]

hereby certifies that he/she [said institution] is the Purchaser of  the shares/

warrants evidenced by the attached certificate, and as  such, sold such  shares/

warrants on _____________________________________in accordance with registration
              [date]
statement number _______________________________________________________________
                 [fill in number or otherwise identify registration statement] and the requirement of delivering a current prospectus and current annual and quarterly reports by the Company has been complied with in connection with such sale.

Print or Type:

                  Name of Purchaser
                    (Individual or
                     Institution):______________________________________________

                  Name of Individual
                   representing Purchaser
                   (if an Institution):_________________________________________


                  Title of Individual
                   representing Purchaser
                   (if an Institution):_________________________________________


Signature by:

                  Individual Purchaser
                    or Individual
                    representing
                    Purchaser:__________________________________________________

                                                                      APPENDIX V


                    FORM OF OPINION OF COUNSEL TO THE COMPANY

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to conduct its business as currently conducted.

         2. As of the date hereof, the authorized capital stock of the Company consists of (i) fifteen million (15,000,000) shares of common stock, par value $.01 per share ("Common Stock"), of which 4,567,632 shares are validly issued and outstanding. To such counsel's knowledge, except as set forth in the Confidential Private Placement Memorandum, there are no outstanding securities exercisable for or convertible into shares of capital stock of the Company.

         3. The Debentures to be issued and sold by the Company to the Purchasers will be, upon issuance and payment therefor, duly authorized and validly issued and legally binding obligations of the Company enforceable against it in accordance with their terms and entitled to be benefits thereof. The principal amount outstanding under the Debentures will convert into Units in accordance with their terms on the Authorization Date.

         4. The Company has full corporate power and authority to enter into this Agreement and each Document. This Agreement has been, and each Document and the Debentures will be, duly authorized, executed and delivered by the Company. The Company's execution, delivery and performance of this Agreement, the Debentures and each Document will not violate (i) any statute, rule or regulation known to such counsel to be applicable to the Company or its subsidiaries, (ii) to the best of such counsel's knowledge, any order, judgment, ruling or decree of any court or any governmental, regulatory or administrative body applicable to the Company or any of its subsidiaries, (iii) the Certificate of Incorporation or Bylaws of the Company, or (iv) any provision of any indenture, mortgage, agreement, contract or other instrument filed by the Company with (A) its quarterly report on Form 10-QSB for the quarterly period ended March 31, 1998, (B) filed by the Company with its Annual Report on Form 10-KSB for the year ended December 31, 1997, and (C) all other Exchange Act Documents or result in a breach of or constitute (upon notice or lapse of time or both) a default under any thereof, or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance upon any properties or assets of the Company or any of its subsidiaries, except in the case of the foregoing clauses (i), (ii) and (iv) for those violations, breaches or defaults which would not singly or in the aggregate, have a Material Adverse Effect. Upon their execution and delivery (assuming the valid execution thereof by the respective parties thereto other than the Company), this Agreement, the Documents and the Debentures will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         5. Except as described in the Confidential Private Placement Memorandum, to such counsel's knowledge (without independent investigation), there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or threatened, against or affecting the Company or any of its subsidiaries which might, singly or in the aggregate, have a Material Adverse Effect, or which might materially and adversely affect the consummation of this Agreement and the other Documents; to such counsel's knowledge without independent investigation all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their property or assets is the subject which are not described in the Confidential Private Placement Memorandum, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the business of the Company and its subsidiaries, taken as a whole.

         6. To such counsel's knowledge, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for such as may be required by under state securities or Blue Sky laws in connection with the purchase and distribution of the Debentures (as to which counsel expresses no opinion).